UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01     Other Events

As previously reported on a Current Report on Form 8-K filed by BIO-key International, Inc. (the “Company”) on May 22, 2020, the Company received a notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Capital Market LLC (“Nasdaq”) on May 18, 2020, indicating that, based upon the Staff’s determination, the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) because, based on the reported total stockholders’ equity in its Annual Report on Form 10-K for the year ended December 31, 2019, the Company did not have a minimum of $2,500,000 in stockholders’ equity for continued listing on Nasdaq (the “Stockholders’ Equity Requirement”). On, July 10, 2020, our plan to regain compliance with the Stockholders’ Equity Requirement previously submitted to the Nasdaq was accepted and the Nasdaq granted us an extension of 180 calendar days from the date of the Notice (November 16, 2020) for us to provide evidence of compliance.

As previously reported on a Current Report on Form 8-K filed by the Company on July 23, 2020, the Company completed an underwritten public offering pursuant to which it sold shares of common stock, pre-funded warrants and warrants to purchase shares of common stock pursuant to an underwriting agreement and received net cash proceeds of approximately $22.8 million and retired approximately $4.2 million of outstanding convertible promissory notes. Accordingly, as of the date of this report the Company believes that it has satisfied compliance with the Stockholders’ Equity Requirement. The Company has been advised that Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of the Company’s next periodic report the Company does not evidence compliance, that it may be subject to delisting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 28, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer